UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32465	04-3692546
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective March 31, 2008, VeriFone Holdings, Inc. (the “Registrant”) amended (the “Amendment”) Section 4.1 and Article VI of its Bylaws (“Bylaws”). The Amendment (a) clarifies that the Registrant’s capital stock may be represented by uncertificated, as well as certificated, shares and (b) eliminates certain provisions that had previously expired in accordance with their terms.
     The Registrant adopted the amendments relating to uncertificated shares in order to comply with new rules of the New York Stock Exchange that require listed companies to be eligible for the Direct Registration System (“DRS”) by March 31, 2008. DRS will allow the Registrant’s stockholders to have securities recorded on the Registrant’s books (through its transfer agent) without the issuance of a physical stock certificate.
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of Amendment No. 1 to the Registrant’s Bylaws, a copy of which is filed as Exhibit 3.3 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 3.3	Amendment No. 1 to the Bylaws of VeriFone Holdings, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: April 2, 2008	By:	/s/ Douglas Bergeron
	Name:	Douglas Bergeron
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.3	Amendment No. 1 to the Bylaws of VeriFone Holdings, Inc.

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